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EXHIBIT 99.4

                                 AMENDMENT NO. 2
                                     TO THE
                           AMENDED AND RESTATED BYLAWS
                                       OF
                         EQUITY OFFICE PROPERTIES TRUST

                           EFFECTIVE NOVEMBER 8, 2001


     This will confirm that effective as of November 8, 2001, the Board of Trustees of Equity Office Properties Trust (the "Trust") approved amending the Trust's Amended and Restated Bylaws to (i) to amend and restate Section 9 of
Article IV in its entirety; and (ii) to amend Section 1 of Article VII to read as set forth below:


                                   ARTICLE IV
                                   COMMITTEES

SECTION 9.    AUDIT COMMITTEE

               I.   PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Trustees of the Trust (the "Board") in fulfilling its oversight responsibilities with respect to the Trust's audit, accounting and financial reporting processes generally and the Trust's system of internal controls. In this regard, the Audit Committee is to:

                    (a) Serve as an independent and objective body to monitor the Trust's financial reporting process and system of internal controls;

                    (b) Serve, together with the Board, as the ultimate authority to which the independent auditor (the "Independent Auditor") and the internal auditing department ("Internal Audit") are accountable, and have, together with the Board, the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditor (or to nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement); and

                    (c) Provide an open avenue of communication among the Independent Auditor, financial and senior management, Internal Audit and the Board.


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               II.  COMPOSITION AND EXPERTISE

                    (a) Members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. Determinations as to whether a particular trustee satisfies the requirements for membership on the Audit Committee will be made by the Board.

                    (b) The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board (commencing with the 2001 organizational meeting) and shall serve until their successors shall have been duly elected and qualified or until their earlier resignation or removal. Unless a Chair is designated by the Board, the members of the Audit Committee may elect a Chair by majority vote.

                    (c) The Audit Committee shall be composed of not less than three Trustees.

               III. DUTIES AND RESPONSIBILITIES

     The Audit Committee shall:

               DOCUMENTS/REPORTS REVIEW

                    (a) Review and discuss with management and the Independent Auditor the annual audited financial statements of the Trust.

                    (b) Discuss with the Independent Auditor, management and Internal Audit, as applicable, the Independent Auditor's judgments about the quality and acceptability of the Trust's accounting principles as applied in its financial reporting, significant accounting policies, audit conclusions regarding the reasonableness of significant accounting estimates, any audit adjustments, any disagreements between the Independent Auditor and management and any other matters required to be communicated by the Independent Auditor with the Audit Committee under American Institute of Certified Public Accountants, Auditing Standards Executive Committee, Statement on Auditing Standards No. 61, Communications with Audit Committees.

                    (c) Ensure receipt of and review the written disclosures and letter from the Independent Auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees delineating all relationships between the Independent Auditor and its related entities and the Trust and its related entities that in the Independent Auditor's professional


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                         judgment may reasonably be thought to bear on
                         independence, engage in dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor and recommend that the Board take appropriate action on any disclosed relationships to satisfy itself of the Independent Auditor's independence.

                    (d) Based on the review and discussions referred to in paragraphs III. (a), (b) and (c), determine whether to recommend to the Board that the audited financial statements be included in the Trust's Annual Report on Form 10-K for the last fiscal year.

                    (e) On an annual basis, either as part of the written disclosures to be provided by the Independent Auditor under Independence Standards Board Standard No. 1 or in a separate document, obtain from the Independent Auditor a written statement of the aggregate fees billed for each of the categories of services set forth in Item 9 of Schedule 14A under the Securities Exchange Act of 1934. If applicable and consistent with Independence Standards Board Standard No. 1 and Item 9 of Schedule 14A under the Securities Exchange Act of 1934, the Audit Committee shall consider whether the Independent Auditor's provision of non-audit services to the Trust is compatible with maintaining the independence of the Independent Auditor.

                    (f) Annually prepare for inclusion in the Trust's annual meeting proxy statement an audit committee report to shareholders as required by the rules of the Securities and Exchange Commission.

                    (g) Review with a representative of management and the Independent Auditor the financial information contained in the Trust's quarterly earnings announcements prior to release. Discuss with the Independent Auditor any matters required under Statement on Auditing Standards No. 71, Interim Financial Information to be communicated by the Independent Auditor to the Audit Committee or its Chair in connection with the Independent Auditor's review required under Rule 10-01(d) of Regulation S-X of the interim financial statements of the Trust to be included in its quarterly reports on Form 10-Q. The Chair may represent the entire Audit Committee, either in person or by telephone conference call, for purposes of the reviews contemplated in this paragraph.

                    (h) Review the adequacy of this Charter at least annually and submit any recommended changes to the Board for approval.


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               INDEPENDENT AUDITOR

                    (i) Review and recommend to the Board: (1) the selection of the Independent Auditor to audit the books, records and accounts of the Trust, and (2) the approval of the audit fees and any other compensation of the Independent Auditor.

               FINANCIAL REPORTING PROCESS/INTERNAL AUDIT/IMPROVEMENTS

                    (j) Review the management letter prepared by the Independent Auditor and management's response.

                    (k) Review the internal audit program and the results of internal audit examinations, including significant findings, and management's responses.

                    (l) Review with management, Internal Audit and the Independent Auditor: (1) their assessments of the adequacy of internal controls, (2) the resolution of any identified material weaknesses and reportable conditions in internal controls over financial reporting, including the prevention or detection of management override or compromise of the internal control system; and (3) the reports issued with respect to the annual financial statements, the internal control structure and procedures for financial reporting.

                    (m) Consider and, if appropriate, recommend to the Board, any significant changes to the Trust's financial or accounting practices and internal controls as suggested by the Independent Auditor, management or Internal Audit, and review with the Independent Auditor, Internal Audit and management the extent to which such changes, as approved by the Board, have been implemented.

               OTHER

                    (n) Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

                    (o) Review, with the Trust's counsel, legal compliance matters or any legal matter brought to the attention of the Audit Committee that could have a significant impact on the Trust's financial statements.

                    (p) Perform such other activities, consistent with this Charter, the Trust's Declaration of Trust, Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.


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                    (q)  The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the Independent Auditor, management and Internal Audit personnel. The Audit Committee may, to assist it in the performance of its responsibilities, engage counsel of its choosing, without the approval of the engagement by the Board or management, and may direct the proper officers of the Trust to pay the reasonable fees and expenses of any such counsel. The Audit Committee may request counsel to attend a meeting of the Audit Committee or to meet with any members of the Audit Committee. In addition, the Audit Committee may hold executive sessions with the Independent Auditor, Internal Audit personnel, management or counsel, as deemed appropriate.

                    (r) Each member of the Audit Committee shall, in the performance of his or her duties, be fully justified and protected with regard to any act or failure to act
                         (1) in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Independent Auditor or
                         (2) in the exercise of his or her business judgment.

                    (s) While the Audit Committee has the duties and responsibilities set forth in this Charter in assisting the Board in fulfilling its oversight responsibilities with respect to the Trust's audit, accounting and financial reporting processes generally and the Trust's system of internal controls, it is not the duty of the Audit Committee to plan or conduct audits, to implement internal controls or to determine that the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, among management, the Independent Auditor or Internal Audit or to assure compliance with laws and regulations. The review of the financial statements by the Audit Committee is not an audit and is not of the same quality as the audit performed by the Independent Auditor. In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible in order to best react to a changing environment.

                                   ARTICLE VII
                                     SHARES

     Section 1. CERTIFICATES; UNCERTIFICATED SHARES. Unless the Board of Trustees of the Trust authorizes the issue of some or all of the shares of any or all of its classes or series without certificates, each shareholder shall be entitled to a certificate or certificates which shall represent and


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certify the number of shares of each class of beneficial interest held by him in the Trust. Each certificate shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes or series of shares, each class or series may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets of the Trust upon liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Trust may set forth upon the face or back of the certificate a statement that the Trust will furnish to any shareholder, upon request and without charge, a full statement of such information. At the time of issue or transfer of shares without certificates, the Trust shall send the shareholder a written statement of the information required on certificates by Section 8-203 of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland. In addition to the signatures of the officers of the Trust required pursuant to the second sentence of this Article VII, Section 1, each certificate may be signed or countersigned by any transfer agent and/or registrar of the Trust. The signatures of any such transfer agent or registrar may be either manual or facsimile. A certificate is valid and may be issued whether or not the transfer agent or registrar who signed it is still the transfer agent or registrar when it is issued.



                                               /s/ ROBIN MARIELLA
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                                               Robin Mariella
                                               Assistant Secretary




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